Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At March 31, 2022

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 99.5%
International Equity Funds - 21.1%
Transamerica Emerging Markets Opportunities (A)	13,317	$ 119,188
Transamerica International Equity (A)	31,034	611,981
Transamerica International Small Cap Value (A)	5,267	72,576

		803,745

International Fixed Income Fund - 1.1%
Transamerica Emerging Markets Debt (A)	4,542	43,873

U.S. Equity Funds - 48.8%
Transamerica Aegon Sustainable Equity Income VP (A)	10,294	207,106
Transamerica Large Cap Value (A)	48,366	678,096
Transamerica Small Cap Growth (A)	6,332	45,467
Transamerica Small Cap Value (A)	7,797	56,993
Transamerica WMC US Growth VP (A)	21,383	875,868

		1,863,530

U.S. Fixed Income Funds - 28.5%
Transamerica Bond (A)	61,554	549,059
Transamerica High Yield Bond (A)	13,340	116,726
Transamerica Intermediate Bond (A)	10,147	96,807
Transamerica Pinebridge Inflation Opportunities VP (A)	11,515	127,475
Transamerica Total Return (A)	20,746	197,712

		1,087,779

Total Investment Companies (Cost $3,821,666)		3,798,927

Total Investments (Cost $3,821,666)		3,798,927
Net Other Assets (Liabilities) - 0.5%		18,297

Net Assets - 100.0%		$ 3,817,224

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$3,798,927	$—	$—	$3,798,927

Total Investments	$3,798,927	$—	$—	$3,798,927

Transamerica Series Trust	Page 1

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2022

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value March 31, 2022	Shares as of March 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$217,296	$—	$—	$—	$(10,190)	$207,106	10,294	$—	$—
Transamerica Bond	543,327	68,605	(30,000)	257	(33,130)	549,059	61,554	3,605	—
Transamerica Emerging Markets Debt	46,572	274	—	—	(2,973)	43,873	4,542	274	—
Transamerica Emerging Markets Opportunities	106,835	25,000	—	—	(12,647)	119,188	13,317	—	—
Transamerica High Yield Bond	70,164	50,986	—	—	(4,424)	116,726	13,340	986	—
Transamerica Intermediate Bond	87,302	15,558	—	—	(6,053)	96,807	10,147	558	—
Transamerica International Equity	645,451	10,000	—	—	(43,470)	611,981	31,034	—	—
Transamerica International Small Cap Value	71,978	10,000	—	—	(9,402)	72,576	5,267	—	—
Transamerica Large Cap Value	661,177	21,997	—	—	(5,078)	678,096	48,366	1,997	—
Transamerica Pinebridge Inflation Opportunities VP	171,755	10,000	(50,000)	2,957	(7,237)	127,475	11,515	—	—
Transamerica Small Cap Growth	44,065	10,000	—	—	(8,598)	45,467	6,332	—	—
Transamerica Small Cap Value	57,929	—	—	—	(936)	56,993	7,797	—	—
Transamerica Total Return	194,723	16,144	—	—	(13,155)	197,712	20,746	1,144	—
Transamerica WMC US Growth VP	864,701	125,000	(25,000)	5,215	(94,048)	875,868	21,383	—	—

Total	$3,783,275	$363,564	$(105,000)	$8,429	$(251,341)	$3,798,927	265,634	$8,564	$—

(B)	There were no transfers in or out of Level 3 during the period ended March 31, 2022. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust	Page 2

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2022

(unaudited)

INVESTMENT VALUATION

Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of the Transamerica Series Trust.

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at March 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

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